UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 29, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURE
EX-99

Item 7. Exhibits

(c)	Exhibits

(99) Press Release of the Company dated January 29, 2003

Item 9. Regulation FD Disclosure.

On January 29, 2003, Dial issued a press release relating to its fourth quarter and full year 2002 earnings and outlook for fiscal 2003. A copy of the press release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
January 29, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer